Short-term and Long-term Investments	9 Months Ended
Sep. 30, 2013
Investments Debt And Equity Securities [Abstract]
Short-term and Long-term Investments

4. Short-term and Long-term Investments

The Company’s investments are classified as available-for-sale. The following table summarizes the amortized cost, gross unrealized gains and losses and fair value of available-for-sale investments as of September 30, 2013:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Aggregate Fair Value

U.S. government debt securities	$205,747	$27	$(6)	$205,768
Commercial paper	10,242	6	(1)	10,247
Certificates of deposit	1,768	—	(2)	1,766

Total	$217,757	$33	$(9)	$217,781

For more information on our method for determining the fair value of our assets, see Note 2 – “Fair Value of Financial Instruments”.

The estimated fair value of available-for-sale investments classified by their contractual maturities as of September 30, 2013 was as follows:

Due within one year	$136,672
After one year through two years	81,109

Total	$217,781

Changes in market interest rates and bond yields cause certain of our investments to fall below their cost basis, resulting in unrealized losses on investments. As of September 30, 2013, we had unrealized losses of $9 related to investments that had a fair value of $73,144. The unrealized losses of the Company’s investments were primarily a result of unfavorable changes in interest rates subsequent to the initial purchase of these investments and have been in a loss position for less than 12 months.

As of September 30, 2013, we did not consider any of our investments to be other-than-temporarily impaired. When evaluating our investments for other-than-temporary impairment, we review factors such as the length of time and extent to which fair value has been below its cost basis, the financial condition of the issuer, our ability and intent to hold the security and whether it is more likely than not that we will be required to sell the investment before recovery of its cost basis.